UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2007
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (b)
     On December 19, 2007, Trident Microsystems, Inc. (the “Company”) announced that Mr. John S. Edmunds has resigned as Chief Financial Officer and an employee of the Company, and accepted a similar position with Inphi Corporation, a privately-held fabless high speed analog components company. Mr. Edmunds will remain with the Company as Chief Financial Officer through January 11, 2008. Mr. Edmunds has served as the Company’s Chief Financial Officer since June 2004.
     The Company has begun a search for a new chief financial officer. The Company also expects to announce the appointment of an acting chief financial officer prior to Mr. Edmunds’ departure in January.
Item 9.01 Financial Statements and Exhibits.
     (c)     Exhibits.

Exhibit
No.	Description
Exhibit 99.1	Press release, dated December 19, 2007, concerning resignation of Mr. John S. Edmunds.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 19, 2007

TRIDENT MICROSYSTEMS, INC.
/s/ David L. Teichmann
David L. Teichmann
General Counsel, Vice President of Human Resources & Corporate Secretary

Exhibit Index

Exhibit
No.	Description
Exhibit 99.1	Press release, dated December 19, 2007, concerning resignation of Mr. John S. Edmunds.

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